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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                  April 20, 1999


                       DONALDSON, LUFKIN & JENRETTE, INC.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or other jurisdiction of incorporation or organization)

              1-6862                                      13-1898818
--------------------------------------    --------------------------------------
    (Commission File Number)                           (I.R.S. Employer
                                                       Identification No.)



  277 Park Avenue, New York, New York                       10172
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(Address of principal executive office)                  (Zip Code)

       Registrant's telephone number, including area code: (212) 892-3000

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Item 5.  Other Events
---------------------


         Press releases dated April 20, 1999, issued by Donaldson, Lufkin & Jenrette, Inc. ("the Company"), concerning second quarter financial results and information concerning the Company and DLJdirect, the Company's online brokerage service group contained therein, are filed herewith as exhibits and hereby incorporated in their entirety by reference.

         (c) Exhibit
             -------

Exhibit 99.1 Press release dated April 20, 1999 for Donaldson, Lufkin & Jenrette, Inc.

Exhibit 99.2  Press release dated April 20, 1999 for DLJdirect












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                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          Donaldson, Lufkin & Jenrette, Inc.

                                            /s/ Marjorie White
                                          -------------------------------------
                                          Marjorie White
                                          Secretary







April 22, 1999